                                                                     EXHIBIT 13
                      SCHEDULE OF PERFORMANCE COMPUTATIONS


                                    Table 1


                                                                                   TABLE 1
                                                                         AVERAGE ANNUAL TOTAL RETURN
                                                                             BASIC DEATH BENEFIT

                                                                                                                   From SEC
                                                        SEC         One Year      Five Years     Ten Years       Registration
                   Fund                             Registration     Ended          Ended          Ended           Through
                 Portfolio                              Date       12/31/1999     12/31/1999     12/31/1999       12/31/1999
                 ---------                              ----       ----------     ----------     ----------       ----------

THE PRUDENTIAL SERIES FUND
Diversified Bond Portfolio                              11/95        -2.36%           N/A            N/A             2.21%
Diversified Conservative Growth Portfolio               05/99         5.09%           N/A            N/A             7.82%
High Yield Bond Portfolio                               11/95         3.16%           N/A            N/A             4.91%
Stock Index Portfolio                                   11/95        18.87%           N/A            N/A            24.24%
Equity Income Portfolio                                 11/96        10.95%           N/A            N/A            14.10%
Equity Portfolio                                        11/95        10.91%           N/A            N/A            14.75%
Prudential Jennison Portfolio                           11/95        40.25%           N/A            N/A            28.66%
Global Portfolio                                        11/95        46.22%           N/A            N/A            21.98%
Small Capitalization Stock Portfolio                    09/98        11.12%           N/A            N/A            45.73%
20/20 Focus Portfolio                                   05/99        17.81%           N/A            N/A            28.10%

AIM VARIABLE INSURANCE FUNDS INC.
AIM V.I. Growth and Income Fund                         10/96        32.39%           N/A            N/A            28.38%
AIM V.I. Value Fund                                     10/96        28.10%           N/A            N/A            28.22%

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
American Century VP Value                               09/98       -12.84%           N/A            N/A             0.12%

JASPEN ASPEN SERIES
Growth Portfolio                                        10/96        42.00%           N/A            N/A            31.10%
International Growth Portfolio                          10/96        79.78%           N/A            N/A            34.82%

MFS VARIABLE INSURANCE TRUST
Emerging Growth Series                                  10/96        74.29%           N/A            N/A            38.60%
Research Series                                         10/96        20.82%           N/A            N/A            21.68%

OCC ACCUMULATION TRUST
Managed Portfolio                                       10/96        -1.60%           N/A            N/A            10.29%
Small Cap Portfolio                                     10/96        -3.88%           N/A            N/A             3.45%

T. ROWE PRICE EQUITY SERIES, INC.
Equity Income Portfolio                                 10/96         2.27%           N/A            N/A            13.67%

T. ROWE PRICE INTERNATIONAL SERIES, INC.
International Stock Portfolio                           10/96        31.48%           N/A            N/A            16.22%

TEMPLETON VARIABLE PRODUCTS SERIES FUND
Franklin Small Cap Investments Fund - Class 2           09/98        68.20%           N/A            N/A            73.03%

WARBURG PINCUS TRUST
Post-Venture Capital Portfolio                          10/96        61.26%           N/A            N/A            20.61%

                                                                    584.29%                                        512.69%
                                                                      3.50%                                          3.76%
                                                                    587.79%                                        516.45%

                                    Table 2


                                                                                         TABLE 2
                                                                               AVERAGE ANNUAL TOTAL RETURN
                                                                                  ENHANCED DEATH BENEFIT

                                                                                                                         From SEC
                                                        SEC             One Year       Five Years     Ten Years        Registration
                 Fund                               Registration          Ended           Ended         Ended            Through
               Portfolio                                Date           12/31/1999      12/31/1999     12/31/1999        12/31/1999
               ---------                                ----           ----------      ----------     ----------        ----------

THE PRUDENTIAL SERIES FUND
Diversified Bond Portfolio                              11/95             -2.69%           N/A            N/A               1.90%
Diversified Conservative Growth Portfolio               05/99              4.89%           N/A            N/A               7.51%
High Yield Bond Portfolio                               11/95              2.86%           N/A            N/A               4.60%
Stock Index Portfolio                                   11/95             18.52%           N/A            N/A              23.87%
Equity Income Portfolio                                 11/96             10.62%           N/A            N/A              13.76%
Equity Portfolio                                        11/95             10.58%           N/A            N/A              14.42%
Prudential Jennison Portfolio                           11/95             39.84%           N/A            N/A              28.28%
Global Portfolio                                        11/95             45.80%           N/A            N/A              21.62%
Small Capitalization Stock Portfolio                    09/98             10.79%           N/A            N/A              44.39%
20/20 Focus Portfolio                                   05/99             17.58%           N/A            N/A              27.74%

AIM VARIABLE INSURANCE FUNDS INC.
AIM V.I. Growth and Income Fund                         10/96             32.00%           N/A            N/A              28.03%
AIM V.I. Value Fund                                     10/96             27.72%           N/A            N/A              27.78%

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
American Century VP Value                               09/98            -13.09%           N/A            N/A              -0.17%

JASPEN ASPEN SERIES
Growth Portfolio                                        10/96             41.58%           N/A            N/A              30.70%
International Growth Portfolio                          10/96             79.25%           N/A            N/A              34.41%

MFS VARIABLE INSURANCE TRUST
Emerging Growth Series                                  10/96             73.78%           N/A            N/A              38.18%
Research Series                                         10/96             20.46%           N/A            N/A              21.31%

OCC ACCUMULATION TRUST
Managed Portfolio                                       10/96             -1.89%           N/A            N/A               9.96%
Small Cap Portfolio                                     10/96             -4.17%           N/A            N/A               3.14%

T. ROWE PRICE EQUITY SERIES , INC.
Equity Income Portfolio                                 10/96              1.96%           N/A            N/A              13.33%

T. ROWE PRICE INTERNATIONAL SERIES , INC.
International Seires - Int'l Stock Portfolio            10/96             31.08%           N/A            N/A              15.85%

TEMPLETON VARIABLE PRODUCTS SERIES FUND
Franklin Small Cap Investments Fund - Class 2           09/98             67.71%           N/A            N/A              72.52%

WARBURG PINCUS TRUST
Post-Venture Capital Portfolio                          10/96             60.77%           N/A            N/A              20.21%

                                                                         575.95%                                          503.34%
                                                                           3.20%                                            3.46%
                                                                         579.15%                                          506.80%

                                    Table 3


                                                                                   TABLE 3
                                                                         AVERAGE ANNUAL TOTAL RETURN
                                                                             BASIC DEATH BENEFIT

                                                                                                               From Date
                                                                                                                Portfolio
                                                                    One Year      Five Years     Ten Years     Established
                  Fund                                 Date          Ended          Ended          Ended         Through
                Portfolio                           Established    12/31/1999     12/31/1999     12/31/1999    12/31/1999
                ---------                           -----------    ----------     ----------     ----------    -----------

THE PRUDENTIAL SERIES FUND
Diversified Bond Portfolio                             06/83         -2.40%          4.85%          5.72%         6.91%
Diversified Conservative Growth Portfolio              05/99          5.09%          N/A            N/A           7.76%
High Yield Bond Portfolio                              02/87          3.15%          6.74%          7.68%         6.29%
Stock Index Portfolio                                  10/87         18.87%         26.25%         14.07%        15.22%
Equity Income Portfolio                                02/88         10.95%         15.21%         11.08%        12.92%
Equity Portfolio                                       06/83         10.91%         17.36%         12.32%        13.49%
Prudential Jennison Portfolio                          05/95         40.26%          N/A            N/A          30.09%
Global Portfolio                                       09/88         46.23%         20.65%          7.59%        12.72%
Small Capitalization Stock Portfolio                   05/95         11.11%          N/A            N/A          14.50%
20/20 Focus Portfolio                                  05/99         17.81%          N/A            N/A          27.85%

AIM VARIABLE INSURANCE FUNDS INC.
AIM V.I. Growth and Income Fund                        05/94         32.39%         17.87%          N/A          15.43%
AIM V.I. Value Fund                                    06/93         28.10%         25.48%          N/A          21.19%

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
American Century VP Value                              05/96        -12.87%          N/A            N/A           6.22%

JASPEN ASPEN SERIES
Growth Portfolio                                       09/93         42.00%         28.09%          N/A          22.56%
International Growth Portfolio                         05/94         79.80%         31.41%          N/A          26.41%

MFS VARIABLE INSURANCE TRUST
Emerging Growth Series                                 07/95         74.29%          N/A            N/A          34.59%
Research Series                                        07/95         20.82%          N/A            N/A          20.81%

OCC ACCUMULATION TRUST
Managed Portfolio                                      08/88         -1.61%         16.88%         14.67%        15.64%
Small Cap Portfolio                                    08/88         -3.88%          6.82%          9.98%         9.92%

T. ROWE PRICE EQUITY SERIES, INC.
Equity Income Portfolio                                03/94          2.27%         16.81%          N/A          15.63%

T. ROWE PRICE INTERNATIONAL SERIES, INC.
International Stock Portfolio                          03/94         31.48%         13.61%          N/A          11.87%

TEMPLETON VARIABLE PRODUCTS SERIES FUND
Franklin Small Cap Investments Fund - Class 2          09/98         68.17%          N/A            N/A          29.42%

WARBURG PINCUS TRUST
Post-Venture Capital Portfolio                         09/96         61.26%          N/A            N/A          21.09%

                                                                    584.20%        248.03%         83.11%       398.53%
                                                                      3.52%          3.89%          3.36%         4.83%
                                                                    587.72%        251.92%         86.47%       403.36%

                                    Table 4

                                                                                      TABLE 4
                                                                            AVERAGE ANNUAL TOTAL RETURN
                                                                               ENHANCED DEATH BENEFIT

                                                                                                                 From Date
                                                                                                                 Portfolio
                                                                     One Year       Five Years     Ten Years    Established
                       Fund                             Date          Ended           Ended          Ended        Through
                     Portfolio                       Established    12/31/1999      12/31/1999     12/31/1999    12/31/1999
                     ---------                       -----------    ----------      ----------     ----------    ----------

THE PRUDENTIAL SERIES FUND
Diversified Bond Portfolio                              06/83          -2.69%           4.54%         5.44%        6.60%
Diversified Conservative Growth Portfolio               05/99           4.88%            N/A           N/A         7.44%
High Yield Bond Portfolio                               02/87           2.85%           6.42%         7.39%        5.98%
Stock Index Portfolio                                   10/87          18.51%          25.87%        13.77%       14.87%
Equity Income Portfolio                                 02/88          10.63%          14.87%        10.79%       12.59%
Equity Portfolio                                        06/83          10.59%          17.01%        12.02%       13.15%
Prudential Jennison Portfolio                           05/95          39.84%           N/A            N/A        29.70%
Global Portfolio                                        09/88          45.80%          20.30%         7.30%       12.37%
Small Capitalization Stock Portfolio                    05/95          10.79%           N/A            N/A        14.15%
20/20 Focus Portfolio                                   05/99          17.57%           N/A            N/A        27.46%

AIM VARIABLE INSURANCE FUNDS INC.
AIM V.I. Growth and Income Fund                         05/94          32.00%          26.05%          N/A        22.43%
AIM V.I. Value Fund                                     06/93          27.45%          25.12%          N/A        21.00%

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
American Century VP Value                               05/96         -13.10%           N/A            N/A         5.92%

JASPEN ASPEN SERIES
Growth Portfolio                                        09/93          41.58%          27.72%          N/A        22.20%
International Growth Portfolio                          05/94          79.25%          31.01%          N/A        26.04%

MFS VARIABLE INSURANCE TRUST
Emerging Growth Series                                  07/95          73.78%           N/A            N/A        34.19%
Research Series                                         07/95          20.46%           N/A            N/A        20.46%

OCC ACCUMULATION TRUST
Managed Portfolio                                       08/88          -1.90%          16.53%        14.36%       15.31%
Small Cap Portfolio                                     08/88          -4.17%           6.40%         9.68%        9.60%

T. ROWE PRICE EQUITY SERIES, INC.
Equity Income Portfolio                                 03/94           1.96%          16.46%          N/A        15.29%

T. ROWE PRICE INTERNATIONAL SERIES, INC.
International Stock Portfolio                           03/94          31.08%          13.27%          N/A        11.54%

TEMPLETON VARIABLE PRODUCTS SERIES FUND
Franklin Small Cap Investments Fund - Class 2           09/98          67.70%           N/A            N/A        29.06%

WARBURG PINCUS TRUST
Post-Venture Capital Portfolio                          09/96          60.77%           N/A            N/A        20.73%

                                                                      575.63%         251.57%        80.75%      398.08%
                                                                        3.22%           3.59%         3.08%        4.52%
                                                                      578.85%         255.16%        83.83%      402.60%